ACQUISITION	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
ACQUISITION
NOTE 5 — ACQUISITION

In August 2011, the Corporation acquired 100% of the outstanding common stock of Datum for cash and share consideration valued at $5,704 (Canadian Dollar, or C$5,625). The cash consideration paid was $1,141 (C$1,125) at closing and $380 (C$375) paid on each of October 15, 2011, January 15, 2012 and April 15, 2012. The share consideration was in the form of common shares issued by a wholly-owned Canadian subsidiary of the Corporation. These common shares are exchangeable for common shares of the Corporation on a one for one basis and are discussed further in Note 15. Datum was a geophysical services company offering seismic data acquisition services to the oil and gas industry in Canada. The acquisition of Datum provided the Corporation with a significant business expansion into the Canadian market.

The acquisition date fair value of the total consideration, net of the $199 cash acquired, consisted of the following:

Cash	$942
Deferred acquisition consideration	1,141
Issuance of 48,793 exchangeable shares in the Corporation’s common stock valued at a price of $70.13 per share	3,422
Total consideration, net of cash acquired	$5,505

The operating results of Datum are included in the consolidated financial statements the day following the acquisition date. The acquisition of Datum was accounted for by the purchase method, with the purchase price being allocated to the fair value of assets purchased and liabilities assumed. The following table summarizes the fair value of the assets acquired and liabilities assumed at the acquisition date, net of cash acquired:

Account receivables	$50
Prepaid expenses	64
Total current assets	114
Property and equipment	2,445
Deferred tax assets	320
Intangible assets	1,680
Goodwill	2,332
Total assets acquired	6,891
Current liabilities	229
Lease payable – short-term	127
Total current liabilities	356
Lease payable – long-term	222
Deferred tax liability	808
Total liabilities assumed	1,386
Net assets acquired	$5,505

The fair value of the exchangeable shares issued as part of the consideration paid for Datum was determined on the basis of the estimated fair market value of the Corporation’s common shares on the acquisition date. In order to determine the fair value of the identified intangible assets, the Corporation engaged a third party valuation specialist who used an income and market approach weighted toward staying private based on prospective financial data and other assumptions. The allocation of the purchase price included the acquisition of equipment. The Corporation determined the fair value for the equipment using a third-party appraisal. For all other assets acquired and liabilities assumed, the recorded fair value was determined by the Corporation’s management and represents an estimate of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants.

The strategic benefits of the acquisition included the combined corporations increased scale, immediate access to the Canadian market, acquisition of highly trained technical staff and expected synergies from combining the operations of both entities. These factors contributed to the goodwill that was recorded upon consummation of the transaction. None of the goodwill recognized is expected to be deductible for income tax purposes.

Acquired intangible assets from the Datum acquisition related to the following:

	Weighted Average Useful Life	Fair Value at Acquisition Date
Customer relationships	13 years	$1,680

The customer relationships were valued under the multi-period excess earnings method by a third-party valuation specialist. Costs associated with the acquisition of Datum totaled $193 and were included in selling, general and administration expenses for the year ended December 31, 2011.